UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 29, 2015

Date of Report (Date of earliest event reported)

HESKA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3760 Rocky Mountain Avenue

Loveland, Colorado 80538

(Address of principal executive offices) (Zip Code)

(970) 493-7272

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)-(c)	N/A

(d)	Efective January 27, 2015, the Board of Directors of Heska Corporation, a Delaware corporation (the “Company”), appointed Bonnie J. Trowbridge to the Board of Directors of the Company (the “Board”). Ms. Trowbridge will serve as a Class III director, and it is anticipated that she will be asked to serve as a member of the Board’s Audit and Corporate Governance Committees during the Board’s next regularly scheduled meeting in February. If accepted, she is expected to serve in these capacities until the next annual meeting of stockholders or until her earlier resignation or removal. Additional information concerning Ms. Trowbridge is contained in the Company’s press release dated January 28, 2015, a copy of which is attached to this current report as an exhibit.

There are and have been no arrangements or understandings between Ms. Trowbridge and any other persons pursuant to which she was selected as a director, and there are and have been no transactions since January 1, 2014, or any currently proposed transaction, in which the Company was or is to be a participant in excess of the lesser of $120,000 and 1% of the average of the Company’s total assets at year end for the last two completed fiscal years and in which Ms. Trowbridge had or will have a direct or indirect material interest. Ms. Trowbridge’s compensation for service as a non-employee director will be consistent with that of the Company’s other non-employee directors.

(e)-(f)	N/A

Cautionary Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements regarding Heska's future operational performance. These statements are based on current expectations and are subject to a number of risks and uncertainties. There are uncertainties regarding the continued expertise and ultimate related effect of any Board member; the ability of any Board member, or the Board of Directors as a group, to impact Heska’s operating and financial performance; uncertainties related to Heska’s ability to retain its current Board members or the current or proposed members of the several committees of the Board; uncertainties related to Heska’s ability to recruit new Board members; and the risks set forth in Heska's filings and future filings with the Securities and Exchange Commission, including those set forth in Heska's Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

Item 9.01	Financial Statements and Exhibits.

(a)-(c)	N/A

(d)	Exhibits

Exhibit No.	Exhibit Description
99.1	Press release of the Company dated January 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heska Corporation

Dated: January 29, 2015	By:	/s/ Jason A. Napolitano
	Name:	Jason A. Napolitano
	Title:	Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press release of the Company dated January 28, 2015